REVENUE	3 Months Ended
Mar. 31, 2022
Revenue from Contract with Customer [Abstract]
REVENUE	REVENUE
The following table summarizes revenues for the three months ended March 31, 2022 and 2021:

	Three Months Ended March 31,
	2022	2021
	(in millions)
Agriculture	$3,377	$3,038
Construction	803	656
Eliminations and Other	—	—
Total Industrial Activities	$4,180	$3,694
Financial Services	466	397
Eliminations and Other	(1)	5
Total Revenues	$4,645	$4,096
The following table disaggregates revenues by major source for the three months ended March 31, 2022 and 2021:

	Three Months Ended March 31,
	2022	2021
	(in millions)
Revenues from:
Sales of goods	$4,174	$3,689
Rendering of services and other revenues	6	5
Revenues from sales of goods and services	4,180	3,694
Finance and interest income	241	224
Rents and other income on operating lease	224	178
Finance, interest and other income	465	402
Total Revenues	$4,645	$4,096
Contract liabilities recorded in Other liabilities were $22 million and $20 million at March 31, 2022 and December 31, 2021, respectively. Contract liabilities primarily relate to extended warranties/maintenance and repair contracts.
At March 31, 2022, the aggregate amount of the transaction price allocated to remaining performance obligations was approximately $16 million ($15 million as of December 31, 2021). The Company expects to recognize revenue on approximately 30% and 89% of the remaining performance obligations over the next 12 and 36 months, respectively (approximately 30% and 89% as of December 31, 2021), with the remaining recognized thereafter.